Exhibit 4.3

OMNIBUS APPROVAL AND AMENDMENT

WITH RESPECT TO:

•                                          SERIES F PREFERRED STOCK PURCHASE AGREEMENT;

•                                          FIFTH AMENDED AND RESTATED INVESTORS’ RIGHTS AGREEMENT; AND

•                                          FIFTH AMENDED AND RESTATED VOTING AGREEMENT

This Omnibus Approval and Amendment (this “Amendment”) is entered into as of October     , 2014 (the “Effective Date”), by and among Invitae Corporation, a Delaware corporation (the “Company”), and the following parties:

•                  with respect to that certain Series F Preferred Stock Purchase Agreement (the “Purchase Agreement”), dated as of August 26, 2014, by and among the Company and the “Purchasers” party thereto, the undersigned holders of Series F Preferred Stock which, collectively, represent a Majority-In-Interest (as contemplated by Section 6.9 of the Purchase Agreement for purposes of determining the requisite approvals necessary to amend and/or waive terms of the Purchase Agreement);

•                  with respect to that certain Fifth Amended and Restated Investors’ Rights Agreement (the “Investors’ Rights Agreement”), dated as of August 26, 2014, by and among the Company and the “Investors” party thereto, the undersigned stockholders which, collectively, represent the holders of a majority of the outstanding Registrable Securities (with such capitalized terms having the meaning set forth in the Investor’s Rights Agreement and as contemplated by Section 6.6 of the Investor’s Rights Agreement for purposes of determining the requisite approvals necessary to amend and/or waive terms of the Investor’s Rights Agreement);

•                  with respect to that certain Fifth Amended and Restated Voting Agreement (the “Voting Agreement”), dated as of August 26, 2014, by and among the Company and the “Stockholders” party thereto, the undersigned stockholders which, collectively, represent the holders of a majority of the shares of Common Stock issued or issuable upon conversion of the shares of Preferred Stock held by the Investors (voting as a single class and on an as converted basis) (with such capitalized terms having the meaning set forth in the Voting Agreement and as contemplated by Section 5.8 of the Voting Agreement for purposes of determining the requisite approvals necessary to amend and/or waive terms of the Voting Agreement); and

•                  The entities identified as “Subsequent Purchasers” on Schedule A hereto, whereby each such Subsequent Purchaser is participating in the final Subsequent Closing of the sale and issuance of Series F Preferred Stock pursuant to the Purchase Agreement, as amended hereby (the “Final Closing”).

This Amendment is entered into with reference to the following facts:

A.                                    Capitalized terms that are used but are not otherwise defined herein shall have the meaning ascribed to such term in the Purchase Agreement.

B.                                    The Company and certain investors (including the Majority-In-Interest) are parties to the Purchase Agreement pursuant to which the Company has, prior to the Effective Date, issued and sold 24,500,000 shares of Series F Preferred Stock as part of the Initial Closing.

C.                                    The Company and certain stockholders of the Company are parties to: (i) the Investors’ Rights Agreement; (ii) Voting Agreement; and (iii) the Fifth Amended and Restated Right of First Refusal and Co-Sale Agreement (together with the Purchase Agreement, the Investors’ Rights Agreement and the Voting Agreement, the “Transaction Documents”).

D.                                    Prior to the issuance of shares of Series F Preferred Stock to the Subsequent Purchasers, the Restated Certificate is being amended and restated pursuant to an Amended and Restated Certificate of Incorporation in substantially the form attached hereto as Exhibit A (the “Amended and Restated Charter”) to, among other things: (i) increase the total number of shares of Common Stock authorized to be issued by 25,000,000 shares (i.e., from 135,131,524 shares to 160,131,524 shares); (ii) increase the total number of shares of Preferred Stock (as defined in the Restated Certificate) authorized to be issued by 25,000,000 shares (i.e., from 116,131,524 shares to 141,131,524 shares); and (iii) increase the total number of shares of Series F Preferred Stock authorized to be issued by 25,000,000 shares (i.e., from 35,000,000 shares to 60,000,000 shares).

E.                                     The parties hereto desire to: (i) provide for the issuance and sale pursuant to the Purchase Agreement as amended hereby of an additional 25,000,000 shares of Series F Preferred Stock for a total issuance and sale, pursuant to the Purchase Agreement, of 60,000,000 shares of Series F Preferred Stock (which is an increase beyond the maximum amount of up to 35,000,000 shares of Series F Preferred Stock originally contemplated by the Purchase Agreement); (ii) amend the Investors’ Rights Agreement and the Voting Agreement as provided herein in connection with issuance and sale of such additional shares of Series F Preferred Stock; (iii) confirm that the Subsequent Purchasers are parties to the Transaction Documents (as amended hereby) as purchasers of Series F Preferred Stock pursuant to the Purchase Agreement; (iv) amend and/or waive the terms and provisions of the Purchase Agreement (as well as any terms and provisions of the other Transaction Documents) to the extent necessary to provide for the issuance and sale of the Series F Preferred Stock contemplated hereby; and (v) confirm their consent and approval for all actions necessary or appropriate for the Company to provide for and implement the arrangements contemplated by the foregoing clauses (i), (ii), (iii) and (iv).

NOW, THEREFORE, the parties hereto agree as follows:

1.                                      Issuance as Part of Final Closing.  The issuance and sale to the Subsequent Purchasers as part of the Final Closing pursuant to the Purchase Agreement as amended hereby of 35,500,000 shares of Series F Preferred Stock for a total issuance and sale, pursuant to the Purchase Agreement, of 60,000,000 shares of Series F Preferred Stock (which is an increase beyond the maximum amount of up to 35,000,000 shares of Series F Preferred Stock originally contemplated by the Purchase Agreement) is hereby ratified, confirmed and approved.

2.                                      Parties to Transaction Documents; Signature Pages; Representations and Warranties.

(a)                                 The Subsequent Purchasers are intended for all purposes to be parties to the Transaction Documents as amended hereby as purchasers of Series F Preferred Stock pursuant to the Purchase Agreement (and as contemplated, respectively, by each of the other Transaction Documents).

(b)                                 Upon delivery of executed signature pages to each of the Transaction Documents, each of the Subsequent Purchasers shall be considered a “Purchaser” as such term is defined in and under the Purchase Agreement and an “Investor” as such term is defined in and under the other Transaction Documents; accordingly, each of the Subsequent Purchasers shall be entitled to the applicable rights and privileges, and be bound by the applicable obligations, all as set forth in each of the respective Transaction Documents as amended hereby.

(c)                                  The Company hereby represents and warrants to the Subsequent Purchasers that, except as set forth on the Disclosure Schedule as well as any supplement to the Disclosure Schedule delivered to the Subsequent Purchasers pursuant to Section 3(c) hereof, which exceptions shall be deemed to be part of the representations and warranties made hereunder, the representations and warranties of the Company contained in Sections 2.1 through 2.30 of the Purchase Agreement are true and complete as of the date of the Final Closing (except those representations and warranties which address matters only as of a particular date, which shall have been true and correct in all respects only as of such particular date).

3.                                      Conditions to Subsequent Purchaser’s Obligations at Final Closing.  The obligations of each Subsequent Purchaser to purchase the Shares at the Final Closing are subject to the fulfillment, on or before the Final Closing, of each of the following conditions, unless otherwise waived:

(a)                                 Representations and Warranties. The representations and warranties of the Company contained in Sections 2.1 through 2.30 of the Purchase Agreement shall be true and correct in all respects as of the Final Closing (except those representations and warranties which address matters only as of a particular date, which shall have been true and correct in all respects only as of such particular date), in each case as qualified by the information contained in the Disclosure Schedule as well as any supplement to the Disclosure Schedule delivered to the Subsequent Purchasers pursuant to Section 3(c) hereof.

(b)                                 Amended and Restated Charter.  The Company shall have filed the Amended and Restated Charter with the Secretary of State of the State of Delaware.

(c)                                  Officer’s Certificate.  The Chief Executive Officer of the Company shall deliver to the Subsequent Purchasers a certificate certifying that the representations and warranties of the Company contained in Section 2 of the Purchase Agreement are true and correct in all respects as of the Final Closing (except those representations and warranties which address matters only as of a particular date, which shall have been true and correct in all respects only as of such particular date), in each case as qualified by the information contained in the Disclosure

Schedule as well as any supplement to the Disclosure Schedule that accompanies such certificate.

(d)                                 Secretary’s Certificate. The Secretary of the Company shall have delivered to Subsequent Purchasers at the Final Closing a certificate certifying (i) the Bylaws of the Company, (ii) resolutions of the Board of the Company approving the transactions contemplated by this Amendment, and (iii) resolutions of the stockholders of the Company approving the Amended and Restated Charter.

(e)                                  Opinion of Company Counsel.  Such Subsequent Purchaser shall have received from Pillsbury Winthrop Shaw Pittman LLP, counsel for the Company, an opinion, dated as of the Final Closing, in substantially the form of Exhibit G attached to the Purchase Agreement, updated to account for the issuance of Series F Preferred Stock that took place at the Initial Closing.

(f)                                   Proceedings and Documents. All corporate and other proceedings in connection with the transactions contemplated at the Final Closing and all documents incident thereto shall be reasonably satisfactory in form and substance to Subsequent Purchasers, and the Subsequent Purchasers (or their counsel) shall have received all such counterpart original and certified or other copies of such documents as reasonably requested. Such documents may include good standing certificates.

4.              Amendments to Investor’s Rights Agreement.

(a)                                 Effective upon the Final Closing, Section 2.1(a) of the Investors’ Rights Agreement is hereby amended and restated as follows:

“(a)                           Form S-1 Demand.  If at any time after the earlier of (i) eighteen (18) months after the date of this Agreement or (ii) one hundred eighty (180) days after the effective date of the registration statement for the IPO, the Company receives a request from Holders of twenty percent (20%) of the Registrable Securities then outstanding that the Company file a Form S-1 registration statement with respect to the Registrable Securities then outstanding if the anticipated aggregate offering price, net of Selling Expenses, is not less than $5 million, then the Company shall (i) within ten (10) days after the date such request is given, give notice thereof (the “Demand Notice”) to all Holders other than the Initiating Holders; and (ii) as soon as practicable, and in any event within sixty (60) days after the date such request is given by the Initiating Holders, file a Form S-1 registration statement under the Securities Act covering all Registrable Securities that the Initiating Holders requested to be registered and any additional Registrable Securities requested to be included in such registration by any other Holders, as specified by notice given by each such Holder to the Company within twenty (20) days of the date the Demand Notice is given, and in each case, subject to the limitations of Sections 2.1 (c) and (d) and Section 2.3.”

(b)                                 Effective upon the Final Closing, Section 2.13 of the Investors’ Rights Agreement is hereby amended and restated as follows:

“2.13                  Termination of Registration Rights.  The right of any Holder to request registration or inclusion of Registrable Securities in any registration pursuant to Section 2.1 or Section 2.2 shall terminate upon the earliest to occur of:

(a)                                 the closing of a Deemed Liquidation Event, as such term is defined in the Company’s Certificate of Incorporation, and distribution of proceeds to or escrow for the benefit of the Holders in accordance with the Company’s Certificate of Incorporation in effect immediately prior to such transaction; and

(b)                                 the seventh anniversary of the IPO.”

(c)                                  Effective upon the Final Closing, clause (iii) of Section 3.3 of the Investors’ Rights Agreement are hereby amended and restated as follows:

“(iii) upon the closing of a Deemed Liquidation Event, as such term is defined in the Company’s Certificate of Incorporation, pursuant to which the Investors receive only cash and/or marketable securities, and distribution of proceeds to or escrow for the benefit of the Holders in accordance with the Company’s Certificate of Incorporation in effect immediately prior to such transaction.”

(d)                                 Effective upon the Final Closing, a new Section 3.5(d) is added to the Investors’ Rights Agreement as follows:

“(d)                           As long as BlackRock, Inc., together with its affiliates (collectively, “BlackRock”), holds at least fifty percent (50%) of the shares of Series F Preferred Stock purchased by BlackRock from the Company, the Company shall invite a representative of BlackRock to attend all meetings of the Board and its audit committee in a non-voting capacity and, in this respect, shall give such representative copies of all notices, minutes, consents and other materials that it provides to its directors at the same time and in the same manner as provided to such directors; provided that the Company reserves the right to exclude such representative from access to any of such materials or meetings or portions thereof if and to the extent that (i) in the good faith judgment of a majority of the directors of the Company after obtaining the advice of counsel such exclusion is reasonably necessary to preserve the attorney-client privilege, (ii) in the good faith judgment of a majority of the directors of the Company, such access would materially impair the due consideration by the Board of any matter, or (iii) any third party has, with respect to materials or information to be distributed to or considered by the Board, requested or required that such information not be shared beyond a group which does not include such representative.  BlackRock, Inc. shall cause such representative to hold in confidence all information provided under this Section 3.5(d) to the same extent an Investor is required to keep information obtained by it hereunder confidential pursuant to the provisions of Section 3.4.  Upon request, the Company shall exercise commercially reasonable efforts to provide BlackRock’s designated representative with the ability to attend meetings of the Board and its audit committee by telephone.”

(e)                                  Effective upon the Final Closing, Section 4.1(d) of the Investors’ Rights Agreement is hereby amended and restated as follows:

“(d)                           The right of first offer in this Section 4.1 shall not be applicable to (i) Exempted Securities (as defined in the Company’s Certificate of Incorporation), except that for purposes of this Section 4.1(d), Exempted Securities shall not include securities that are otherwise excluded from the anti-dilution provisions of the Company’s Certificate of Incorporation by consent of the requisite holders of Preferred Stock pursuant to Section 4.4.1(d)(xi) of Part B of Article Fourth of the Company’s Certificate of Incorporation as in effect on the date hereof and thus considered Exempted Securities under the Company’s Certificate of Incorporation; and (ii) shares of Common Stock issued in the IPO.”

(f)                                   Effective upon the Final Closing, clause (iii) of Section 4.2 of the Investors’ Rights Agreement is hereby amended and restated as follows:

“(iii) upon the closing of a Deemed Liquidation Event, as such term is defined in the Company’s Certificate of Incorporation, and distribution of proceeds to or escrow for the benefit of the Holders in accordance with the Company’s Certificate of Incorporation in effect immediately prior to such transaction, whichever event occurs first.”

(g)                                  Effective upon the Final Closing, clause (iii) of Section 5.6 of the Investors’ Rights Agreement is hereby amended and restated as follows:

“(iii) upon the closing of a Deemed Liquidation Event, as such term is defined in the Company’s Certificate of Incorporation, and distribution of proceeds to or escrow for the benefit of the Holders in accordance with the Company’s Certificate of Incorporation in effect immediately prior to such transaction, whichever event occurs first.”

5.              Amendments to Voting Agreement.

(a)                                 Effective upon the Final Closing, clause (iv) of Section 2.3(e) of the Voting Agreement is hereby amended and restated as follows:

“(iv) the aggregate consideration receivable by all holders of the Preferred Stock and Common Stock shall be allocated among the holders of Preferred Stock and Common Stock on the basis of the relative liquidation preferences to which the holders of each respective series of Preferred Stock and the holders of Common Stock are entitled in a Deemed Liquidation Event (assuming for this purpose that the Proposed Sale is a Deemed Liquidation Event) in accordance with the Company’s Certificate of Incorporation in effect immediately prior to the Proposed Sale; and”

(b)                                 Effective upon the Final Closing, a new Section 2.3(g) is added to the Voting Agreement as follows (and the “; and” following Section 2.3(e) is moved to replace the period at the end of Section 2.3(f)):

“(g) no Investor shall be bound by any restrictive covenant in connection with a Sale of the Company that restricts its ability to conduct its business (such as a covenant not to compete) or places any similar business limitation on such Investor unless such Investor expressly agrees to such restrictive covenant in its discretion.”

(c)                                  Effective upon the Final Closing, new clauses (x), (xi) and (xii) are added to Section 5.8 of the Voting Agreement as follows (and the “; and” following clause (viii) as well as the “.” following clause (ix) of such Section 5.8 are replaced with “;”):

“(x)                           Section 2 of this Agreement shall not be amended or waived in a manner that is adverse to the holders of any series of the Preferred Stock but shall not similarly affect all of the holders of Preferred Stock without the written consent of the holders of a majority of the outstanding shares of such adversely affected series of Preferred Stock (voting or consenting exclusively, as a separate class), and this clause (x) shall not be amended or waived without the written consent of the holders of a majority of the outstanding shares of each series of the Preferred Stock (voting or consenting exclusively, as separate classes);

(xi)                              Section 2.3(g) of this Agreement and this clause (xi) shall not be amended or waived without the written consent of the holders of a majority of the outstanding shares of each series of the Preferred Stock (voting or consenting exclusively, as separate classes); and

(xii) Clause (iv) of Section 2.3(e) of this Agreement shall not be amended or waived if such amendment or waiver would result in or permit (at the time of such amendment or in the future) distribution of the aggregate consideration receivable by holders of a series of Preferred Stock other than in accordance with the liquidation preference to which the holders of such series of Preferred Stock would be entitled in a Deemed Liquidation Event (assuming for this purpose that the Proposed Sale is a Deemed Liquidation Event) in accordance with the Company’s Certificate of Incorporation in effect immediately prior to a Proposed Sale without the written consent of the holders of a majority of the outstanding shares of such series of Preferred Stock (voting or consenting exclusively, as separate classes) and this clause (xii) shall not be amended or waived without the written consent of the holders of a majority of the outstanding shares of each series of the Preferred Stock (each voting or consenting exclusively, as separate classes).”

6.                                      Amendment/Waiver.  Without limiting the specific amendments set forth herein, the terms and provisions of the Transaction Documents are hereby amended and/or waived to the extent necessary to provide for the transactions and arrangements contemplated hereby.

7.                                      Confirmation.  Each party hereto hereby confirms its consent and approval for all actions necessary or appropriate for the Company to provide for and implement the arrangements contemplated by this Amendment.

8.                                      Inconsistency.  To the extent that any provision of any of the Transaction Documents is inconsistent with any of the transactions and arrangements contemplated by this Amendment, each and every such inconsistency, and any and all related breaches or defaults, are hereby waived, and any and all claims as a result thereof are hereby released, by the Company, each of the undersigned stockholders of the Company and each of the Subsequent Purchasers.

9.                                      Full Force and Effect.  The Transaction Documents, as amended and/or waived hereby, remain in full force and effect.

10.                               Counterparts; Fax.  This Amendment may be (i) executed in multiple counterparts, each of which shall be deemed an original and together shall constitute one document, and (ii) executed and delivered by facsimile (and upon such delivery the facsimile signature will be deemed to have the same effect as if the original signature had been delivered to the other parties).

[SIGNATURE PAGES FOLLOW]

IN WITNESS WHEREOF, the parties have executed this Omnibus Approval and Amendment as of the Effective Date.

COMPANY:

INVITAE CORPORATION

By:	/s/ Randal W. Scott
Name:	Randal W. Scott
Title:	Chief Executive Officer

Address:
458 Brannan Street
San Francisco, CA 94107
Facsimile: (415)520-9486
E-mail: randy.scott@invitae.com

SIGNATURE PAGE TO

INVITAE CORPORATION

OMNIBUS APPROVAL AND AMENDMENT

DATED AS OF OCTOBER 9, 2014

The undersigned hereby executes and delivers the Omnibus Approval and Amendment (the “Amendment”) to which this additional signature page is attached effective as the Effective Date (as defined in the Amendment), which, together with all counterparts thereto and signature pages of the other parties with respect thereto, shall constitute one and the same document in accordance with the terms of the Amendment.

BLACKROCK GLOBAL ALLOCATION FUND, INC.

By:	BlackRock Investment Management, LLC
Its:	Investment Sub-Adviser

By:	/s/ David Clayton
Name:	David Clayton
Title:	Authorized Signatory

Note:      Below information is only relevant for Purchasers in Final Closing

14,195,190	-	Shares of Series F Preferred Stock Purchased in Final Closing

$28,390,380	-	Aggregate Purchase Price for Final Closing Investment

[Signature page to Omnibus Approval and Amendment]

SIGNATURE PAGE TO

INVITAE CORPORATION

OMNIBUS APPROVAL AND AMENDMENT

DATED AS OF OCTOBER 9, 2014

The undersigned hereby executes and delivers the Omnibus Approval and Amendment (the “Amendment”) to which this additional signature page is attached effective as the Effective Date (as defined in the Amendment), which, together with all counterparts thereto and signature pages of the other parties with respect thereto, shall constitute one and the same document in accordance with the terms of the Amendment.

BLACKROCK GLOBAL ALLOCATION FUND, V.I. FUND OF BLACKROCK VARIABLE SERIES FUNDS, INC.

By:	BlackRock Investment Management, LLC
Its:	Investment Sub-Adviser

By:	/s/ David Clayton
Name:	David Clayton
Title:	Authorized Signatory

Note:      Below information is only relevant for Purchasers in Final Closing

2,896,633	-	Shares of Series F Preferred Stock Purchased in Final Closing

$5,793,266	-	Aggregate Purchase Price for Final Closing Investment

[Signature page to Omnibus Approval and Amendment]

SIGNATURE PAGE TO

INVITAE CORPORATION

OMNIBUS APPROVAL AND AMENDMENT

DATED AS OF OCTOBER 9, 2014

The undersigned hereby executes and delivers the Omnibus Approval and Amendment (the “Amendment”) to which this additional signature page is attached effective as the Effective Date (as defined in the Amendment), which, together with all counterparts thereto and signature pages of the other parties with respect thereto, shall constitute one and the same document in accordance with the terms of the Amendment.

BLACKROCK GLOBAL ALLOCATION PORTFOLIO OF BLACKROCK SERIES FUND, INC.

By:	BlackRock Investment Management, LLC
Its:	Investment Sub-Adviser

By:	/s/ David Clayton
Name:	David Clayton
Title:	Authorized Signatory

Note:      Below information is only relevant for Purchasers in Final Closing

64,815	-	Shares of Series F Preferred Stock Purchased in Final Closing

$129,630	-	Aggregate Purchase Price for Final Closing Investment

[Signature page to Omnibus Approval and Amendment]

SIGNATURE PAGE TO

INVITAE CORPORATION

OMNIBUS APPROVAL AND AMENDMENT

DATED AS OF OCTOBER 9, 2014

The undersigned hereby executes and delivers the Omnibus Approval and Amendment (the “Amendment”) to which this additional signature page is attached effective as the Effective Date (as defined in the Amendment), which, together with all counterparts thereto and signature pages of the other parties with respect thereto, shall constitute one and the same document in accordance with the terms of the Amendment.

BLACKROCK GLOBAL ALLOCATION FUND (AUSTRALIA)

By:	BlackRock Investment Management, LLC
Its:	Investment Manager for BlackRock Investment Management (Australia) Limited, the Responsible Entity of BlackRock Global Allocation Fund (Australia)

By:	/s/ David Clayton
Name:	David Clayton
Title:	Authorized Signatory

Note:      Below information is only relevant for Purchasers in Final Closing

247,498	-	Shares of Series F Preferred Stock Purchased in Final Closing

$494,996	-	Aggregate Purchase Price for Final Closing Investment

[Signature page to Omnibus Approval and Amendment]

SIGNATURE PAGE TO

INVITAE CORPORATION

OMNIBUS APPROVAL AND AMENDMENT

DATED AS OF OCTOBER 9, 2014

The undersigned hereby executes and delivers the Omnibus Approval and Amendment (the “Amendment”) to which this additional signature page is attached effective as the Effective Date (as defined in the Amendment), which, together with all counterparts thereto and signature pages of the other parties with respect thereto, shall constitute one and the same document in accordance with the terms of the Amendment.

MASSMUTUAL SELECT BLACKROCK GLOBAL ALLOCATION FUND

By:	BlackRock Investment Management, LLC
Its:	Investment Sub-Adviser

By:	/s/ David Clayton
Name:	David Clayton
Title:	Authorized Signatory

Note:      Below information is only relevant for Purchasers in Final Closing

167,841	-	Shares of Series F Preferred Stock Purchased in Final Closing

$335,682	-	Aggregate Purchase Price for Final Closing Investment

[Signature page to Omnibus Approval and Amendment]

SIGNATURE PAGE TO

INVITAE CORPORATION

OMNIBUS APPROVAL AND AMENDMENT

DATED AS OF OCTOBER 9, 2014

The undersigned hereby executes and delivers the Omnibus Approval and Amendment (the “Amendment”) to which this additional signature page is attached effective as the Effective Date (as defined in the Amendment), which, together with all counterparts thereto and signature pages of the other parties with respect thereto, shall constitute one and the same document in accordance with the terms of the Amendment.

JNL/BLACKROCK GLOBAL ALLOCATION FUND OF JNL SERIES TRUST

By:	BlackRock Investment Management, LLC
Its:	Investment Sub-Adviser

By:	/s/ David Clayton
Name:	David Clayton
Title:	Authorized Signatory

Note:      Below information is only relevant for Purchasers in Final Closing

839,273	-	Shares of Series F Preferred Stock Purchased in Final Closing

$1,678,546	-	Aggregate Purchase Price for Final Closing Investment

[Signature page to Omnibus Approval and Amendment]

SIGNATURE PAGE TO

INVITAE CORPORATION

OMNIBUS APPROVAL AND AMENDMENT

DATED AS OF OCTOBER 9, 2014

The undersigned hereby executes and delivers the Omnibus Approval and Amendment (the “Amendment”) to which this additional signature page is attached effective as the Effective Date (as defined in the Amendment), which, together with all counterparts thereto and signature pages of the other parties with respect thereto, shall constitute one and the same document in accordance with the terms of the Amendment.

BLACKROCK GLOBAL FUNDS — GLOBAL ALLOCATION FUND

By:	BlackRock Investment Management, LLC
Its:	Investment Sub-Adviser

By:	/s/ David Clayton
Name:	David Clayton
Title:	Authorized Signatory

Note:      Below information is only relevant for Purchasers in Final Closing

5,603,429	-	Shares of Series F Preferred Stock Purchased in Final Closing

$11,206,858	-	Aggregate Purchase Price for Final Closing Investment

[Signature page to Omnibus Approval and Amendment]

SIGNATURE PAGE TO

INVITAE CORPORATION

OMNIBUS APPROVAL AND AMENDMENT

DATED AS OF OCTOBER 9, 2014

The undersigned hereby executes and delivers the Omnibus Approval and Amendment (the “Amendment”) to which this additional signature page is attached effective as the Effective Date (as defined in the Amendment), which, together with all counterparts thereto and signature pages of the other parties with respect thereto, shall constitute one and the same document in accordance with the terms of the Amendment.

BLACKROCK GLOBAL FUNDS — GLOBAL DYNAMIC EQUITY FUND

By:	BlackRock Investment Management, LLC
Its:	Investment Sub-Adviser

By:	/s/ David Clayton
Name:	David Clayton
Title:	Authorized Signatory

Note:      Below information is only relevant for Purchasers in Final Closing

369,458	-	Shares of Series F Preferred Stock Purchased in Final Closing

$738,916	-	Aggregate Purchase Price for Final Closing Investment

[Signature page to Omnibus Approval and Amendment]

SIGNATURE PAGE TO

INVITAE CORPORATION

OMNIBUS APPROVAL AND AMENDMENT

DATED AS OF OCTOBER 9, 2014

The undersigned hereby executes and delivers the Omnibus Approval and Amendment (the “Amendment”) to which this additional signature page is attached effective as the Effective Date (as defined in the Amendment), which, together with all counterparts thereto and signature pages of the other parties with respect thereto, shall constitute one and the same document in accordance with the terms of the Amendment.

AZL BLACKROCK GLOBAL ALLOCATION FUND, A SERIES OF ALLIANZ VARIABLE INSURANCE PRODUCTS TRUST

By:	BlackRock Investment Management, LLC
Its:	Investment Sub-Adviser

By:	/s/ David Clayton
Name:	David Clayton
Title:	Authorized Signatory

Note:      Below information is only relevant for Purchasers in Final Closing

186,439	-	Shares of Series F Preferred Stock Purchased in Final Closing

$372,878	-	Aggregate Purchase Price for Final Closing Investment

[Signature page to Omnibus Approval and Amendment]

SIGNATURE PAGE TO

INVITAE CORPORATION

OMNIBUS APPROVAL AND AMENDMENT

DATED AS OF OCTOBER 7, 2014

The undersigned hereby executes and delivers the Omnibus Approval and Amendment (the “Amendment”) to which this additional signature page is attached effective as the Effective Date (as defined in the Amendment), which, together with all counterparts thereto and signature pages of the other parties with respect thereto, shall constitute one and the same document in accordance with the terms of the Amendment.

667, L.P. (account #1)

By:	BAKER BROS. ADVISORS LP,
management company and investment adviser to 667, L.P., pursuant to authority granted to it by Baker Biotech Capital, L.P., general partner to 667, L.P., and not as the general partner

By:	/s/ Scott Lessing
Scott Lessing, President

Note:  Below information is only relevant for Purchasers in Final Closing

629,600	-	Shares of Series F Preferred Stock Purchased in Final Closing

$1,259,200.00	-	Aggregate Purchase Price for Final Closing Investment

[Signature page to Omnibus Approval and Amendment]

SIGNATURE PAGE TO

INVITAE CORPORATION

OMNIBUS APPROVAL AND AMENDMENT

DATED AS OF OCTOBER 7, 2014

The undersigned hereby executes and delivers the Omnibus Approval and Amendment (the “Amendment”) to which this additional signature page is attached effective as the Effective Date (as defined in the Amendment), which, together with all counterparts thereto and signature pages of the other parties with respect thereto, shall constitute one and the same document in accordance with the terms of the Amendment.

667, L.P. (account #2)

By:	BAKER BROS. ADVISORS LP,
management company and investment adviser to 667, L.P., pursuant to authority granted to it by Baker Biotech Capital, L.P., general partner to 667, L.P., and not as the general partner

By:	/s/ Scott Lessing
Scott Lessing, President

Note:  Below information is only relevant for Purchasers in Final Closing

447,230	-	Shares of Series F Preferred Stock Purchased in Final Closing

$894,460	-	Aggregate Purchase Price for Final Closing Investment

[Signature page to Omnibus Approval and Amendment]

SIGNATURE PAGE TO

INVITAE CORPORATION

OMNIBUS APPROVAL AND AMENDMENT

DATED AS OF OCTOBER 7, 2014

The undersigned hereby executes and delivers the Omnibus Approval and Amendment (the “Amendment”) to which this additional signature page is attached effective as the Effective Date (as defined in the Amendment), which, together with all counterparts thereto and signature pages of the other parties with respect thereto, shall constitute one and the same document in accordance with the terms of the Amendment.

BAKER BROTHERS LIFE SCIENCES, L.P.

By:	BAKER BROS. ADVISORS LP,

management company and investment adviser to Baker Brothers Life Sciences, L.P., pursuant to authority granted to it by Baker Brothers Life Sciences Capital, L.P., general partner to Baker Brothers Life Sciences, L.P., and not as the general partner

By:	/s/ Scott Lessing
Scott Lessing, President

Note:  Below information is only relevant for Purchasers in Final Closing

8,923,170	-	Shares of Series F Preferred Stock Purchased in Final Closing

$17,846,340	-	Aggregate Purchase Price for Final Closing Investment

[Signature page to Omnibus Approval and Amendment]

SIGNATURE PAGE TO

INVITAE CORPORATION

OMNIBUS APPROVAL AND AMENDMENT

DATED AS OF OCTOBER 7, 2014

The undersigned hereby executes and delivers the Omnibus Approval and Amendment (the “Amendment”) to which this additional signature page is attached effective as the Effective Date (as defined in the Amendment), which, together with all counterparts thereto and signature pages of the other parties with respect thereto, shall constitute one and the same document in accordance with the terms of the Amendment.

14159, L.P.

By:	BAKER BROS. ADVISORS LP,
management company and investment adviser to 14159, L.P., pursuant to authority granted to it by 14159 Capital, L.P., general partner to 14159, and not as the general partner

By:	/s/ Scott Lessing
Scott Lessing, President

Note:  Below information is only relevant for Purchasers in Final Closing

-	Shares of Series F Preferred Stock Purchased in Final Closing

-	Aggregate Purchase Price for Final Closing Investment

[Signature page to Omnibus Approval and Amendment]

SIGNATURE PAGE TO

INVITAE CORPORATION

OMNIBUS APPROVAL AND AMENDMENT

DATED AS OF OCTOBER 9, 2014

The undersigned hereby executes and delivers the Omnibus Approval and Amendment (the “Amendment”) to which this additional signature page is attached effective as the Effective Date (as defined in the Amendment), which, together with all counterparts thereto and signature pages of the other parties with respect thereto, shall constitute one and the same document in accordance with the terms of the Amendment.

GENESYS VENTURES II LP

By its general partner, Genesys General Partner LP

By its general partner, Genesys General Partner Inc.

By:	/s/ Kelly Holman
Name:	Kelly Holman
Title:	A/S

Note:  Below information is only relevant for Purchasers in Final Closing

500,000	-	Shares of Series F Preferred Stock Purchased in Final Closing

$1,000,000	-	Aggregate Purchase Price for Final Closing Investment

[Signature page to Omnibus Approval and Amendment]

SIGNATURE PAGE TO

INVITAE CORPORATION

OMNIBUS APPROVAL AND AMENDMENT

DATED AS OF OCTOBER 9, 2014

The undersigned hereby executes and delivers the Omnibus Approval and Amendment (the “Amendment”) to which this additional signature page is attached effective as the Effective Date (as defined in the Amendment), which, together with all counterparts thereto and signature pages of the other parties with respect thereto, shall constitute one and the same document in accordance with the terms of the Amendment.

CASDIN PARTNERS MASTER FUND, LP

By:	Casdin Partners, GP, LLC
Its:	Manager

By:	/s/ Eli Casdin
Name:	Eli Casdin
Its:	Managing Member

Note:  Below information is only relevant for Purchasers in Final Closing

-	Shares of Series F Preferred Stock Purchased in Final Closing

-	Aggregate Purchase Price for Final Closing Investment

[Signature page to Omnibus Approval and Amendment]

SIGNATURE PAGE TO

INVITAE CORPORATION

OMNIBUS APPROVAL AND AMENDMENT

DATED AS OF OCTOBER 9, 2014

The undersigned hereby executes and delivers the Omnibus Approval and Amendment (the “Amendment”) to which this additional signature page is attached effective as the Effective Date (as defined in the Amendment), which, together with all counterparts thereto and signature pages of the other parties with respect thereto, shall constitute one and the same document in accordance with the terms of the Amendment.

/s/ Randal W. Scott
Randal W. Scott

Note:  Below information is only relevant for Purchasers in Final Closing

-	Shares of Series F Preferred Stock Purchased in Final Closing

-	Aggregate Purchase Price for Final Closing Investment

[Signature page to Omnibus Approval and Amendment]

SIGNATURE PAGE TO

INVITAE CORPORATION

OMNIBUS APPROVAL AND AMENDMENT

DATED AS OF OCTOBER 7, 2014

The undersigned hereby executes and delivers the Omnibus Approval and Amendment (the “Amendment”) to which this additional signature page is attached effective as the Effective Date (as defined in the Amendment), which, together with all counterparts thereto and signature pages of the other parties with respect thereto, shall constitute one and the same document in accordance with the terms of the Amendment.

GENOMIC HEALTH, INC.

By:	/s/ Brad Cole
Name:	Brad Cole
Title:	COO & CFO

Note:  Below information is only relevant for Purchasers in Final Closing

-	Shares of Series F Preferred Stock Purchased in Final Closing

-	Aggregate Purchase Price for Final Closing Investment

[Signature page to Omnibus Approval and Amendment]

SIGNATURE PAGE TO

INVITAE CORPORATION

OMNIBUS APPROVAL AND AMENDMENT

DATED AS OF OCTOBER 9, 2014

The undersigned hereby executes and delivers the Omnibus Approval and Amendment (the “Amendment”) to which this additional signature page is attached effective as the Effective Date (as defined in the Amendment), which, together with all counterparts thereto and signature pages of the other parties with respect thereto, shall constitute one and the same document in accordance with the terms of the Amendment.

BROE HOLDINGS, LLC

By:	/s/ Pat Broe
Pat Broe
Manager

Note: Below information is only relevant for Purchasers in Final Closing

-	Shares of Series F Preferred Stock Purchased in Final Closing

-	Aggregate Purchase Price for Final Closing Investment

[Signature page to Omnibus Approval and Amendment]

SIGNATURE PAGE TO

INVITAE CORPORATION

OMNIBUS APPROVAL AND AMENDMENT

DATED AS OF OCTOBER 9, 2014

The undersigned hereby executes and delivers the Omnibus Approval and Amendment (the “Amendment”) to which this additional signature page is attached effective as the Effective Date (as defined in the Amendment), which, together with all counterparts thereto and signature pages of the other parties with respect thereto, shall constitute one and the same document in accordance with the terms of the Amendment.

ORBIMED PRIVATE INVESTMENTS V, L.P.

By:	OrbiMed Capital GP V LLC
Its:	General Partner

By:	OrbiMed Advisors LLC
Its:	Managing Member

By:	/s/ Carl Gordon
Name:	Carl Gordon
Title:	Member

Note: Below information is only relevant for Purchasers in Final Closing

-	Shares of Series F Preferred Stock Purchased in Final Closing

-	Aggregate Purchase Price for Final Closing Investment

[Signature page to Omnibus Approval and Amendment]

SIGNATURE PAGE TO

INVITAE CORPORATION

OMNIBUS APPROVAL AND AMENDMENT

DATED AS OF OCTOBER 7, 2014

The undersigned hereby executes and delivers the Omnibus Approval and Amendment (the “Amendment”) to which this additional signature page is attached effective as the Effective Date (as defined in the Amendment), which together with all counterparts thereto and signature pages of the other parties with respect thereto, shall constitute one and the same document in accordance with the terms of the Amendment.

PERCEPTIVE LIFE SCIENCES MASTER
FUND, LTD.

By:	/s/ James Mannix
James Mannix
Title:	C.O.O

Note: Below information is only relevant for Purchasers in Final Closing

-	Shares of Series F Preferred Stock Purchased in Final Closing

-	Aggregate Purchase Price for Final Closing Investment

[Signature page to Omnibus Approval and Amendment]

SIGNATURE PAGE TO

INVITAE CORPORATION

OMNIBUS APPROVAL AND AMENDMENT

DATED AS OF OCTOBER 7, 2014

The undersigned hereby executes and delivers the Omnibus Approval and Amendment (the “Amendment”) to which this additional signature page is attached effective as the Effective Date (as defined in the Amendment), which, together with all counterparts thereto and signature pages of the other parties with respect thereto, shall constitute one and the same document in accordance with the terms of the Amendment.

REDMILE PRIVATE INVESTMENTS I, LP

By:	/s/ Jeremy Green
Jeremy Green
Managing Member of the GP and/or
Management Company

Note: Below information is only relevant for Purchasers in Final Closing

-	Shares of Series F Preferred Stock Purchased in Final Closing

-	Aggregate Purchase Price for Final Closing Investment

[Signature page to Omnibus Approval and Amendment]

SIGNATURE PAGE TO

INVITAE CORPORATION

OMNIBUS APPROVAL AND AMENDMENT

DATED AS OF OCTOBER 7, 2014

The undersigned hereby executes and delivers the Omnibus Approval and Amendment (the “Amendment”) to which this additional signature page is attached effective as the Effective Date (as defined in the Amendment), which, together with all counterparts thereto and signature pages of the other parties with respect thereto, shall constitute one and the same document in accordance with the terms of the Amendment.

REDMILE PRIVATE INVESTMENTS I
AFFILIATES, LP

By:	/s/ Jeremy Green
Jeremy Green
Managing Member of the GP and/or
Management Company

Note: Below information is only relevant for Purchasers in Final Closing

-	Shares of Series F Preferred Stock Purchased in Final Closing

-	Aggregate Purchase Price for Final Closing Investment

[Signature page to Omnibus Approval and Amendment]

SIGNATURE PAGE TO

INVITAE CORPORATION

OMNIBUS APPROVAL AND AMENDMENT

DATED AS OF OCTOBER 7, 2014

The undersigned hereby executes and delivers the Omnibus Approval and Amendment (the “Amendment”) to which this additional signature page is attached effective as the Effective Date (as defined in the Amendment), which, together with all counterparts thereto and signature pages of the other parties with respect thereto, shall constitute one and the same document in accordance with the terms of the Amendment.

REDMILE CAPITAL FUND, LP

By:	/s/ Jeremy Green
Jeremy Green
Managing Member of the Investment
Manager

Note: Below information is only relevant for Purchasers in Final Closing

-	Shares of Series F Preferred Stock Purchased in Final Closing

-	Aggregate Purchase Price for Final Closing Investment

[Signature page to Omnibus Approval and Amendment]

SIGNATURE PAGE TO

INVITAE CORPORATION

OMNIBUS APPROVAL AND AMENDMENT

DATED AS OF OCTOBER 7, 2014

The undersigned hereby executes and delivers the Omnibus Approval and Amendment (the “Amendment”) to which this additional signature page is attached effective as the Effective Date (as defined in the Amendment), which, together with all counterparts thereto and signature pages of the other parties with respect thereto, shall constitute one and the same document in accordance with the terms of the Amendment.

REDMILE CAPITAL OFFSHORE FUND, LTD.

By:	/s/ Jeremy Green
Jeremy Green
Managing Member of the Investment
Manager

Note: Below information is only relevant for Purchasers in Final Closing

-	Shares of Series F Preferred Stock Purchased in Final Closing

-	Aggregate Purchase Price for Final Closing Investment

[Signature page to Omnibus Approval and Amendment]

SIGNATURE PAGE TO

INVITAE CORPORATION

OMNIBUS APPROVAL AND AMENDMENT

DATED AS OF OCTOBER 7, 2014

The undersigned hereby executes and delivers the Omnibus Approval and Amendment (the “Amendment”) to which this additional signature page is attached effective as the Effective Date (as defined in the Amendment), which, together with all counterparts thereto and signature pages of the other parties with respect thereto, shall constitute one and the same document in accordance with the terms of the Amendment.

REDMILE CAPITAL OFFSHORE FUND II, LTD.

By:	/s/ Jeremy Green
Jeremy Green
Managing Member of the Investment
Manager

Note: Below information is only relevant for Purchasers in Final Closing

-	Shares of Series F Preferred Stock Purchased in Final Closing

-	Aggregate Purchase Price for Final Closing Investment

[Signature page to Omnibus Approval and Amendment]

SIGNATURE PAGE TO

INVITAE CORPORATION

OMNIBUS APPROVAL AND AMENDMENT

DATED AS OF OCTOBER 7, 2014

The undersigned hereby executes and delivers the Omnibus Approval and Amendment (the “Amendment”) to which this additional signature page is attached effective as the Effective Date (as defined in the Amendment), which, together with all counterparts thereto and signature pages of the other parties with respect thereto, shall constitute one and the same document in accordance with the terms of the Amendment.

REDMILE SPECIAL OPPORTUNITIES FUND, LTD.

By:	/s/ Jeremy Green
Jeremy Green
Managing Member of the Investment
Manager

Note: Below information is only relevant for Purchasers in Final Closing

-	Shares of Series F Preferred Stock Purchased in Final Closing

-	Aggregate Purchase Price for Final Closing Investment

[Signature page to Omnibus Approval and Amendment]

SIGNATURE PAGE TO

INVITAE CORPORATION

OMNIBUS APPROVAL AND AMENDMENT

DATED AS OF OCTOBER 7th, 2014

The undersigned hereby executes and delivers the Omnibus Approval and Amendment (the “Amendment”) to which this additional signature page is attached effective as the Effective Date (as defined in the Amendment), which, together with all counterparts thereto and signature pages of the other parties with respect thereto, shall constitute one and the same document in accordance with the terms of the Amendment.

ROCK SPRINGS CAPITAL MASTER FUND LP

By:	Rock Springs GP LLC
Its:	General Partner

By:	/s/ Graham Mcphail
Name:	Graham Mcphail
Title:	Managing Director / Member

Note: Below information is only relevant for Purchasers in Final Closing

-	Shares of Series F Preferred Stock Purchased in Final Closing

-	Aggregate Purchase Price for Final Closing Investment

[Signature page to Omnibus Approval and Amendment]

SIGNATURE PAGE TO

INVITAE CORPORATION

OMNIBUS APPROVAL AND AMENDMENT

DATED AS OF OCTOBER 9, 2014

The undersigned hereby executes and delivers the Omnibus Approval and Amendment (the “Amendment”) to which this additional signature page is attached effective as the Effective Date (as defined in the Amendment), which, together with all counterparts thereto and signature pages of the other parties with respect thereto, shall constitute one and the same document in accordance with the terms of the Amendment.

TITAN PERC LTD.

By:	/s/ Darren Ross
Darren Ross
Title:	Director

Note: Below information is only relevant for Purchasers in Final Closing

-	Shares of Series F Preferred Stock Purchased in Final Closing

-	Aggregate Purchase Price for Final Closing Investment

[Signature page to Omnibus Approval and Amendment]

SIGNATURE PAGE TO

INVITAE CORPORATION

OMNIBUS APPROVAL AND AMENDMENT

DATED AS OF OCTOBER 9, 2014

The undersigned hereby executes and delivers the Omnibus Approval and Amendment (the “Amendment”) to which this additional signature page is attached effective as the Effective Date (as defined in the Amendment), which, together with all counterparts thereto and signature pages of the other parties with respect thereto, shall constitute one and the same document in accordance with the terms of the Amendment.

THOMAS, McNERNEY & PARTNERS II, L.P.

By:	Thomas, McNerney & Partners II, LLC
Its:	General Partner

By:	/s/ Eric Aguiar
Eric Aguiar
Manager

Note: Below information is only relevant for Purchasers in Final Closing

-	Shares of Series F Preferred Stock Purchased in Final Closing

-	Aggregate Purchase Price for Final Closing Investment

[Signature page to Omnibus Approval and Amendment]

SIGNATURE PAGE TO

INVITAE CORPORATION

OMNIBUS APPROVAL AND AMENDMENT

DATED AS OF OCTOBER 9, 2014

The undersigned hereby executes and delivers the Omnibus Approval and Amendment (the “Amendment”) to which this additional signature page is attached effective as the Effective Date (as defined in the Amendment), which, together with all counterparts thereto and signature pages of the other parties with respect thereto, shall constitute one and the same document in accordance with the terms of the Amendment.

TMP NOMINEE II, LLC

By:	/s/ Eric Aguiar
Eric Aguiar
Manager

Note: Below information is only relevant for Purchasers in Final Closing

-	Shares of Series F Preferred Stock Purchased in Final Closing

-	Aggregate Purchase Price for Final Closing Investment

[Signature page to Omnibus Approval and Amendment]

SIGNATURE PAGE TO

INVITAE CORPORATION

OMNIBUS APPROVAL AND AMENDMENT

DATED AS OF OCTOBER 9, 2014

The undersigned hereby executes and delivers the Omnibus Approval and Amendment (the “Amendment”) to which this additional signature page is attached effective as the Effective Date (as defined in the Amendment), which, together with all counterparts thereto and signature pages of the other parties with respect thereto, shall constitute one and the same document in accordance with the terms of the Amendment.

TMP ASSOCIATES II, L.P.

By:	Thomas, McNerney & Partners II, LLC
Its:	General Partner

By:	/s/ Eric Aguiar
Eric Aguiar
Manager

Note: Below information is only relevant for Purchasers in Final Closing

-	Shares of Series F Preferred Stock Purchased in Final Closing

-	Aggregate Purchase Price for Final Closing Investment

[Signature page to Omnibus Approval and Amendment]

SIGNATURE PAGE TO

INVITAE CORPORATION

OMNIBUS APPROVAL AND AMENDMENT

DATED AS OF OCTOBER 7, 2014

The undersigned hereby executes and delivers the Omnibus Approval and Amendment (the “Amendment”) to which this additional signature page is attached effective as the Effective Date (as defined in the Amendment), which, together with all counterparts thereto and signature pages of the other parties with respect thereto, shall constitute one and the same document in accordance with the terms of the Amendment.

HAWKES BAY MASTER INVESTORS (CAYMAN) LP

By:	Wellington Management Company, LLP,
as investment adviser

By:	/s/ Steven M. Hoffman
Name:	Steven M. Hoffman
Title:	Vice President and Counsel

Note: Below information is only relevant for Purchasers in Final Closing

-	Shares of Series F Preferred Stock Purchased in Final Closing

-	Aggregate Purchase Price for Final Closing Investment

[Signature page to Omnibus Approval and Amendment]

SIGNATURE PAGE TO

INVITAE CORPORATION

OMNIBUS APPROVAL AND AMENDMENT

DATED AS OF OCTOBER 7, 2014

The undersigned hereby executes and delivers the Omnibus Approval and Amendment (the “Amendment”) to which this additional signature page is attached effective as the Effective Date (as defined in the Amendment), which, together with all counterparts thereto and signature pages of the other parties with respect thereto, shall constitute one and the same document in accordance with the terms of the Amendment.

NORTH RIVER INVESTORS (BERMUDA) L.P.

By:	Wellington Management Company, LLP,
as investment adviser

By:	/s/ Steven M. Hoffman
Name:	Steven M. Hoffman
Title:	Vice President and Counsel

Note: Below information is only relevant for Purchasers in Final Closing

-	Shares of Series F Preferred Stock Purchased in Final Closing

-	Aggregate Purchase Price for Final Closing Investment

[Signature page to Omnibus Approval and Amendment]

SIGNATURE PAGE TO

INVITAE CORPORATION

OMNIBUS APPROVAL AND AMENDMENT

DATED AS OF OCTOBER 7, 2014

The undersigned hereby executes and delivers the Omnibus Approval and Amendment (the “Amendment”) to which this additional signature page is attached effective as the Effective Date (as defined in the Amendment), which, together with all counterparts thereto and signature pages of the other parties with respect thereto, shall constitute one and the same document in accordance with the terms of the Amendment.

NORTH RIVER PARTNERS, L.P.

By:	Wellington Management Company, LLP,
as investment adviser

By:	/s/ Steven M. Hoffman
Name:	Steven M. Hoffman
Title:	Vice President and Counsel

Note: Below information is only relevant for Purchasers in Final Closing

-	Shares of Series F Preferred Stock Purchased in Final Closing

-	Aggregate Purchase Price for Final Closing Investment

[Signature page to Omnibus Approval and Amendment]

SIGNATURE PAGE TO

INVITAE CORPORATION

OMNIBUS APPROVAL AND AMENDMENT

DATED AS OF OCTOBER 7, 2014

The undersigned hereby executes and delivers the Omnibus Approval and Amendment (the “Amendment”) to which this additional signature page is attached effective as the Effective Date (as defined in the Amendment), which, together with all counterparts thereto and signature pages of the other parties with respect thereto, shall constitute one and the same document in accordance with the terms of the Amendment.

SALTHILL INVESTORS (BERMUDA) L.P.

By:	Wellington Management Company, LLP,
as investment adviser

By:	/s/ Steven M. Hoffman
Name:	Steven M. Hoffman
Title:	Vice President and Counsel

Note: Below information is only relevant for Purchasers in Final Closing

-	Shares of Series F Preferred Stock Purchased in Final Closing

-	Aggregate Purchase Price for Final Closing Investment

[Signature page to Omnibus Approval and Amendment]

SIGNATURE PAGE TO

INVITAE CORPORATION

OMNIBUS APPROVAL AND AMENDMENT

DATED AS OF OCTOBER 7, 2014

The undersigned hereby executes and delivers the Omnibus Approval and Amendment (the “Amendment”) to which this additional signature page is attached effective as the Effective Date (as defined in the Amendment), which, together with all counterparts thereto and signature pages of the other parties with respect thereto, shall constitute one and the same document in accordance with the terms of the Amendment.

SALTHILL PARTNERS, L.P.

By:	Wellington Management Company, LLP,
as investment adviser

By:	/s/ Steven M. Hoffman
Name:	Steven M. Hoffman
Title:	Vice President and Counsel

Note: Below information is only relevant for Purchasers in Final Closing

-	Shares of Series F Preferred Stock Purchased in Final Closing

-	Aggregate Purchase Price for Final Closing Investment

[Signature page to Omnibus Approval and Amendment]

SCHEDULE A

“Subsequent Purchasers” are the following persons and entities:

Purchaser	Shares Purchased	Purchase Price
BlackRock Global Allocation Fund, Inc.	14,195,190	$28,390,380
BlackRock Global Allocation V.I. Fund of BlackRock Variable Series Funds, Inc.	2,896,633	$5,793,266
BlackRock Global Allocation Portfolio of BlackRock Series Fund, Inc.	64,815	$129,630
BlackRock Global Allocation Fund (Australia)	247,498	$494,996
MassMutual Select BlackRock Global Allocation Fund	167,841	$335,682
JNL/BlackRock Global Allocation Fund of JNL Series Trust	839,273	$1,678,546
BlackRock Global Funds — Global Allocation Fund	5,603,429	$11,206,858
BlackRock Global Funds — Global Dynamic Equity Fund	369,458	$738,916
AZL BlackRock Global Allocation Fund, a Series of Allianz Variable Insurance Products Trust	186,439	$372,878
BlackRock Global Allocation Collective Fund	429,424	$858,848
667, L.P. (account #1)	629,600	$1,259,200
667, L.P. (account #2)	447,230	$894,460
Baker Brothers Life Sciences, L.P.	8,923,170	$17,846,340
Genesys Ventures II LP	500,000	$1,000,000
TOTAL:	35,500,000	$71,000,000